Exhibit 10.32.7
TEXAS HEALTH AND HUMAN SERVICES COMMISSION
ALBERT HAWKINS
EXECUTIVE COMMISSIONER
August 25, 2006
Aileen McCormick, President and CEO AMERIGROUP Texas, Inc.
6700 West Loop South, Suite 200 Bellaire,
Texas 77401
Re: HHSC Contract No: 529-03-0002-00001-J HHSC
          Legacy # 529-03-450-J
Dear Ms. McCormick:
Enclosed is the fully executed Contract Amendment # 12 between the Health and Human Services Commission and AMERIGROUP Texas, Inc., to modify the monthly capitation amounts for Harris County Service Area, and to extend the contract thru 12/31/06.
Should you have any questions, please contact your Health Plan Manager or myself at (512) 491-1430 or sheryl.sauls@hhsc.state.tx.us.

Sincerely,

/s/ Shery Sauls Shery Sauls Contr
Contract Manager
Enclosure
cc: Administrative Services Development, HHSC (Mail Code: BH-1500)
P. O. Box 13247 • Austin, Texas 78711 • 4900 North Lamar, Austin, Texas 78751

HHSC Contract# 529-03-0002-00001J
STATE OF TEXAS
HHSC Legacy # 529-03-450J
COUNTY OF TRAVIS
AMENDMENT #12
TO THE AGREEMENT BETWEEN THE
HEALTH & HUMAN SERVICES COMMISSION
AND
AMERIGROUP TEXAS, INC.
FOR HEALTH SERVICES
TO THE
MEDICAID STAR+PLUS PROGRAM
IN THE
HARRIS COUNTY SERVICE DELIVERY AREA
     THIS CONTRACT AMENDMENT (the “Amendment”) is entered into between the HEALTH & HUMAN SERVICES COMMISSION (“HHSC”), an administrative agency within the executive department of the State of Texas, and AMERIGROUP TEXAS, INC. (“HMO”), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 1200 East Copeland Road, Suite 200, Arlington, Texas 76011. HHSC and HMO may be referred to within this Amendment individually as a “Party” and collectively as the “Parties.”
     The Parties hereby agree to amend their Agreement as set forth herein.
ARTICLE 1. PURPOSE.
Section 1.01 Authorization.
     This Amendment is executed by the Parties in accordance with Article 15.2 of the Agreement.
Section 1.02 Effective Date.
     Except as specified below, the Effective Date of this Amendment is September 1, 2006. Upon execution by the parties, the term of this Agreement is extended through December 31, 2006, unless extended or terminated sooner by HHSC, in accordance with this Agreement.
ARTICLE 2. AMENDMENT TO THE OBLIGATIONS OF
THE PARTIES Section 2.01 Modification of Article 13, Payment Provisions
Article 13, Payment Provisions, is amended by modifying Section 13.1.2, as follows:
     13.1.2 The monthly capitation amounts for the Harris County Service Area are as follows:
HHSC Contract# 529-03-0002-00001J

HHSC Legacy # 529-03-450J	Page 1 of 2	Effective Date: September 1, 2006

FY 2007
Member Risk Groups	Monthly Capitation Amounts
9/1/2006 - 8/31/2007
CBA Waiver Clients-Dual Eligible

CBA Waiver Clients-Medicaid Only	***REDACTED***

Other Community Clients-Dual Eligible

Other Community Clients-Medicaid Only

Nursing Facility Clients-Medicaid Only
     Section 2.02 Modification of Article 19, Term
     Article 19, Term, is amended by modifying Section 19.1, as follows:
     19.1 The effective date of this contract is September 1, 2003. The contract will terminate on December 31, 2006, unless extended or terminated earlier as provided for elsewhere in this contract.
ARTICLE 3. REPRESENTATIONS AND AGREEMENT OF THE PARTIES
     The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.
     By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.
     IN WITNESS HEREOF, HHSC and the HMO have each caused this Amendment to be signed and delivered by its duly authorized representative.

	AMERIGROUP TEXAS INC.	HEALTH & HUMAN SERVICES COMMISSION

By:
	Aileen McCormick	Albert Hawkins
	President and CEO	Executive Commissioner
HHSC Contract# 529-03-0002-00001J

HHSC Legacy # 529-03-450J	Page 2 of 2	Effective Date: September 1, 2006